UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to Rule 14a-12
AQUILA, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐

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This filing consists of Aquila, Inc.’s earnings presentation for the quarter ending June 30, 2007, which Aquila posted on its website on August 3, 2007.

Aquila Inc.

NYSE: ILA

www.aquila.com

Rick Green

Chief Executive Officer

Aquila
Q2 2007 Financial Results Call

August 3, 2007

Jon Empson

Senior Vice President of Regulated
Operations

Beth Armstrong

Senior Vice President &

Chief Accounting Officer

Information Concerning Forward-Looking Statements

This presentation and comments we will make contain forward-looking information relating to our pending transactions with Great Plains Energy and Black Hills Corporation, our financial forecasts and key assumptions underlying those forecasts.  In connection with the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995, Aquila is providing a number of important factors, risks and uncertainties that could cause actual results to differ materially from the provided forward-looking information.  These include forecasts and assumptions involve pending transactions, debt reduction, earnings growth, capital expenditures, rate relief, litigation, and tax losses.

Additional factors that could cause actual results to differ materially from these forward-looking statements are located on pages 53 and 54 of our Form 10-Q for the quarter ended June 30, 2007.  Additional risk factors that should be considered are located on pages 21-25 of our Form 10-K for the year ended
December 31, 2006.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Safe Harbor Statement

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This information is not a solicitation of a proxy from any holder of our common stock.  In connection with our proposed merger with a subsidiary of Great Plains Energy, Great Plains filed with the Securities and Exchange
Commission (“SEC”) an amended registration statement on June 26, 2007, including a joint proxy statement of Aquila
and Great Plains.   Investors are urged to read the definitive registration and joint proxy statement (including all amendments and supplements thereto) when it becomes available because it will contain important information about Aquila, Great Plains and the merger.  Investors may obtain free copies of the registration and joint proxy statement when it becomes available, as well as other filings containing information about Aquila and
Great Plains, without charge, at the SEC’s website (www.sec.gov). Copies of Great Plains’ SEC filings may also be obtained for free from Great Plains’ Investor Relations website (www.greatplainsenergy.com) or by directing a request to Great Plains at: Corporate Secretary, Great Plains Energy Incorporated, 1201 Walnut, Kansas City,
Missouri 64106.  Copies of our SEC filings may be obtained for free from our Investor Relations website
(www.aquila.com) or by directing a request to us at: Corporate Secretary, Aquila, Inc., 20 West Ninth, Kansas City,
Missouri 64105.

INTEREST OF CERTAIN PERSONS IN THE MERGER

Aquila and Great Plains and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies from Aquila and Great Plains shareholders in respect of the proposed merger. Information about our executive officers and directors is available in our 2006
Annual Report on Form 10-K filed with the SEC on March 1, 2007, and definitive proxy statement for our 2007 Annual
Meeting of Shareholders filed with the SEC on March 24, 2007. Information about Great Plains’ executive officers and directors is available in Great Plains’ 2006 Annual Report on Form 10-K filed with the SEC on February 27, 2007, and definitive proxy statement for the Great Plains 2007 Annual Meeting of Shareholders filed with the SEC on March
19, 2007.  Additional information regarding the interests of such potential participants in the proposed transaction will be included in the registration and joint proxy statement filed with the SEC when it becomes available.

Safe Harbor Statement

Second Quarter in Review

Utility progress continues -- focused on delivering
predictable & respectable earnings.

Rate relief, customer growth, & Missouri Fuel Adjustment Clause positively impact utility operations.

Ongoing liability management yields stronger balance sheet &
interest savings.

Update on proposed transactions

Feb. 2007

Announce
Transactions

Q1 2007

Q2 2007

Q3 2007

Q4 07

Regulatory Filings

Develop Integration Implementation Plan

Work To Secure Regulatory Approvals

(FERC, HSR, MO, KS, IA, NE, CO)

Regulatory Approval

Close
Transaction

File Joint Proxy Statement &

Shareholder Votes

Q1 08

Execute Integration
Implementation Plan

Q2 08

Transaction Update

Financial Review

Beth Armstrong

Senior Vice President &

Chief Accounting Officer

($ Millions)	Second Quarter 2007	2006	Variance
Sales	$ 298.6	$ 283.0	$ 15.6
Cost of sales	(170.3)	(165.2)	(5.1)
Gross profit	128.3	117.8	10.5
Operating expenses	(75.9)	(87.0)	11.1
Net gain (loss) on asset sales and restructuring charges	(1.3)	(243.6)	242.3
Other income	13.5	6.2	7.3
Total – EBITDA	64.6	(206.6)	271.2
Depreciation	(26.9)	(24.4)	(2.5)
Interest expense	(45.4)	(44.7)	(0.7)
Total – EBT	(7.7)	(275.7)	268.0
Income tax expense	(7.6)	22.9	(30.5)
Income from continuing operations	(15.3)	(252.8)	237.5
Earnings from discontinued operations	0.6	97.8	(97.2)
Net Loss	$ (14.7)	$ (155.0)	$ 140.3

Aquila

Income Statement –2007 vs. Prior Year

($ Millions)	Second Quarter 2007	Second Quarter 2006	Second Quarter Variance
Utilities:			
Electric Utilities	$ 48.2	$ 38.9	$ 9.3
Gas Utilities	7.4	2.6	4.8
Total Utilities	55.6	41.5	14.1
Merchant Services	3.5	(224.6)	228.1
Corporate and Other	5.5	(23.5)	29.0
Total Continuing Operations	64.6	(206.6)	271.2
Total Discontinued Operations	0.8	169.9	(169.1)
Total EBITDA	$ 65.4	$ (36.7)	$ 102.1

Aquila

EBITDA by Business Segment – 2007 vs. Prior Year

Major Drivers of Company Performance

Second

Quarter 2007

Significant Variances 2007 versus 2006

fav/(unfav)

Electric - Continuing Operations

Missouri rate relief and fuel adjustment

6.2

$

Weather and other volume variances

1.9

Unfavorable fuel, purchase power and hedge costs

(6.0)

Lower operation and maintenance costs

3.5

Reduced property tax

2.0

Other, net

1.7

9.3

$

Gas - Continuing Operations

Rate Relief -  primarily NE interim rates

1.5

$

Favorable weather and volume variances, net of weather hedges

0.5

Lower operating costs

1.4

Other, net

1.4

4.8

$

(In millions)

Significant Variances 2007 versus 2006		Second Quarter 2007 fav/(unfav) (In millions)
Merchant, Corporate and Other Continuing Operations		
2006 Loss on Elwood toll exit	$	218.0
2006 Elwood capacity payments		8.2
Reduced litigation reserves and other		5.9
Reduced loss on early debt retirement		21.4
Gain on the sale of Raytown facility		3.6
	$	257.1
Total Continuing Operations	$	271.2
Discontinued Operations		
2006 EBITDA from sold businesses - including gains on asset sales	$	(169.1)
Total EBITDA variance	$	102.1

Aquila

Major Drivers of Company Performance

Delivering Results

Rick Green

Chief Executive Officer

Deploying Asset Sale Proceeds – $ Millions

(1)

- includes working capital.

(2)

- includes premium.

(345.3)

June 2007

Debt Reduction (2)

291.8

April 2007

Kansas Electric (1)

$(218.0)

June 2006

Elwood

Uses:

$1,299.2

Total Asset Sale Proceeds (1)

$(1,161.3)

Total Debt Retirement

(215.3)

September 2006

Prepaid Term Loan (2)

(372.7)

June 2006

Debt Reduction (2)

316.4

Thru Q4 2006

Minnesota Gas (1)

76.0

June 2006

Everest (net)

101.9

Thru Q4 2006

Missouri Gas (1)

338.1

March 2007

Michigan Gas (1)

$175.0

March 2006

Merchant Peakers

Sources:

55%
45%
35%
25%
15%
5%
-5%
33.2%
39.7%
48.2%
55.0%
2002 *
2005 *
2006 *
2007 *

$300
$250
$200
$150
$100
$50
$0
2004
2005
2006
2007 Est
Invest Grade

Aquila

Strengthening Our Capital Structure

($ Millions)

Reducing

Interest Expense

* Excludes LT Gas

Improving Our

Equity Ratio

√	√	√	√	√
		√				√	
						√	√
		–	–			√	
		√					√
				√	√	√	√
		√			√		

Aquila

Regulatory Initiatives

v

v

v

v

R

P

Sharing Mechanism

Affordability

v/R

P

v

R

v/R

v

Energy Efficiency

Affordability

v

F

F

R

R

v

Fixed Bill/Fixed Price Program

Affordability

R

v

R

R

Weather Normalization Clause

Weather

v/R

v/R

v/R

R

N/A

N/A

Decouple Margin

Declining Use per
Customer

v

v

F

F

N/A

N/A

Recover Commodity Portion in
PGA

Increasing Bad Debt

F

v

F

F

v/F

v

Surcharge Riders

Non-Revenue
Producing
Investments

v

v

v

v

v

v (95/5)

100% FAC Mechanism

Fuel / PP Recovery

NE (G)

KS (G)

IA (G)

CO (G)

CO (E)

MO (E)

INITIATIVE

ISSUE

P = Pending     F = Future: non-rate case     R = Future: rate case      v = Done

Cost Recovery Improves Returns

June 2007

n/a

TBD

$5.1 MM

11/2006

Kansas Gas

Interim February 2007

51% - 49%

10.4%

$9.2 MM

11/2006

Nebraska Gas

48% - 52%

48% - 52%

Cap Structure

$13.6 MM

$45.2 MM

Received

7/2006

7/2006

Filed

10.25%

10.25%

ROE

June 2007

Missouri SJLP

June 2007

Missouri MPS

Rates Effective

State

$73 million total rate relief

Received 95/5 fuel adjustment with the MO rate cases

Aquila LP
AmerenUE - MO
KCP&L - MO
KCP&L - KS
Westar - KPL
Black Hills Powe
Westar - KGE
Empire - OK
Aquila MPS
Black Hills Powe
Empire - MO
MidAmerican - IA
Empire - KS
PSCO

Aquila

Residential Rate Comparison based on EEI data as of January 2007

MO Rates Consistently Below National Average

National Average: 10.62  Cents/KWh

1

35

30

25

20

15

10

5

0

National Average = 10.62 Cents per KWh

0

2

4

6

8

10

12

100%
90%
80%
70%
60%
50%
40%
30%
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
Equivalent Availability Factor

Aquila

Generation Capacity Optimal Performance

ILA Operated Base Load Units -- Equivalent Availability Factor

Seven week planned
major turbine overhaul
Lake Road unit 4/6

88% Avg

$14
$12
$10
$8
Iowa
Colorado
Kansas
Nebraska

Aquila

Gas Rates Well Below National Average

National Residential
Gas Rate Average of
$13.38 per MCF*

Aquila's gas rates
below national
average

* National Average from Energy Information Administration as of April 2007

National Average $13.38 / MCF

Second Quarter in Review

Utility progress continues -- focused on delivering
predictable & respectable earnings.

Rate relief, customer growth, & Missouri Fuel Adjustment Clause positively impact utility operations.

Ongoing liability management yields stronger balance sheet &
interest savings.

Reliability and service levels remain strong.

Questions & Answers

Aquila
Q2 2007 Financial Results Call